UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2012

Citizens South Banking Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-23971	54-2069979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 South New Hope Road, Gastonia, North Carolina	28054-4040
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   704-868-5200

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 23, 2012, Citizens South Banking Corporation issued a press release to announce its results of operations for the three-month periods ended March 31, 2012 and 2011. The text of the press release and related financial supplements are included as Exhibit 99.1 to this report. The information included in the text and financial supplements of the press releases is considered to be "furnished" under the Securities Exchange Act of 1934. The Company will include final financial statements and additional analyses for the three-month periods ended March 31, 2012 and 2011, as part of its Form 10-Q covering that period.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Earnings Press Release of Citizens South Banking Corporation

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citizens South Banking Corporation (Registrant)
April 23, 2012 (Date)	By:	/s/ KIM S. PRICE Kim S. Price President and Chief Executive Officer
	By:	/s/ GARY F. HOSKINS Gary F. Hoskins Chief Financial Officer

EXHIBIT INDEX

99.1 Earnings Press Release of Citizens South Banking Corporation